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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 5, 2005


                               LIZ CLAIBORNE, INC.
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             (Exact name of registrant as specified in its charter)


                                     DELAWARE
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                 (State or other jurisdiction of incorporation)


                 001-10689                             13-2842791
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          (Commission File Number)           (IRS Employer Identification No.)


       1441 BROADWAY, NEW YORK, NEW YORK                  10018
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   (Address of principal executive offices)             (Zip Code)

                                 (212) 354-4900
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

             On December 5, 2005, Liz Claiborne, Inc., a Delaware corporation, issued a press release (the "Press Release") commenting on the announcement by
J. Jill Group Inc. ("J. Jill") that it will commence a review of strategic alternatives, including the potential sale of J. Jill. A copy of the Press Release is attached hereto as Exhibit 99.1.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------
               99.1       Press Release dated December 5, 2005.




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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Date:  December 5, 2005                 By: /s/ Roberta S. Karp
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                                            Roberta S. Karp
                                            Vice President and General Counsel